UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2014

ENTERPRISE PRODUCTS PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-14323	76-0568219
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Louisiana Street, 10th Floor, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 381-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 2, 2014, Enterprise Products Partners L.P. (the “Partnership”), Enterprise Products OLPGP, Inc. (“EPOGP”) and Enterprise Products Operating LLC (“EPO”) entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, and J.P. Morgan Securities LLC, as representatives of the several underwriters named on Schedule I thereto (the “Underwriters”), relating to the public offering of $800 million principal amount of EPO’s 2.55% senior notes due October 2019 (“Senior Notes LL”), $1.15 billion principal amount of EPO’s 3.75% senior notes due February 2025 (“Senior Notes MM”), $400 million principal amount of EPO’s 4.95% senior notes due October 2054 (“Senior Notes NN”), and $400 million principal amount of EPO’s 4.85% senior notes due March 2044 (the “Senior Notes II” and, together with the Senior Notes LL, the Senior Notes MM, and the Senior Notes NN, the “Notes”). The Senior Notes II represent a re-opening of an outstanding series of EPO’s senior notes. EPO issued $1.0 billion principal amount of that series on March 18, 2013. The new Senior Notes II will form a single series with the original notes of that series, will trade under the same CUSIP number, and will have the same terms as to status, redemption or otherwise as the original notes of that series. The Notes are guaranteed on an unsecured and unsubordinated basis by the Partnership (the “Guarantee” and, together with the Notes, the “Securities”). Closing of the issuance and sale of the Securities is scheduled for October 14, 2014.

The offering of the Securities has been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Registration Statement on Form S-3 (Registration Nos. 333-189050 and 333-189050-01) (the “Registration Statement”), as supplemented by the Prospectus Supplement dated October 2, 2014, relating to the Securities, filed with the Securities and Exchange Commission (“Commission”) on October 3, 2014, pursuant to Rule 424(b) of the Securities Act (together with the accompanying prospectus dated June 3, 2013, the “Prospectus”).

The Underwriting Agreement provides that the obligations of the Underwriters to purchase the Notes are subject to approval of legal matters by counsel and other customary conditions. The Underwriters are obligated to purchase all the Notes if they purchase any of the Notes. The Partnership, EPO and EPOGP have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities. The Underwriting Agreement contains other customary representations, warranties and agreements. The summary of the Underwriting Agreement in this report does not purport to be complete and is qualified by reference to such agreement, which is filed as an exhibit hereto and incorporated herein by reference. The Underwriting Agreement contains representations, warranties and other provisions that were made or agreed to, among other things, to provide the parties thereto with specified rights and obligations and to allocate risk among them. Accordingly, the Underwriting Agreement should not be relied upon as constituting a description of the state of affairs of any of the parties thereto or their affiliates at the time it was entered into or otherwise.

The Prospectus provides that EPO expects to use net proceeds from the Notes offering for the repayment of debt, including (i) the repayment of amounts outstanding under its 364-Day Revolving Credit Agreement or commercial paper program (which EPO used to fund the purchase of interests in Oiltanking Partners, L.P. and its general partner), (ii) the repayment of amounts outstanding on the maturity of its $650.0 million principal amount of Senior Notes G due October 2014, and for general company purposes. Affiliates of certain of the Underwriters are lenders under EPO’s $3.5 Billion Multi-Year Revolving Credit Facility or its 364-Day Revolving Credit Agreement, or may hold EPO’s commercial paper notes or senior notes to be repaid and, accordingly, may receive a substantial portion of the proceeds from the offering of Notes. In addition, certain of the Underwriters and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory, commercial banking and investment banking services for the Partnership and its affiliates, for which they received or will receive customary fees and expense reimbursement.

The Securities are being issued under the Indenture, dated as of October 4, 2004 (the “Indenture”), among EPO (as successor to Enterprise Products Operating L.P.), as issuer, the Partnership, as guarantor, and Wells Fargo Bank, N.A., as trustee (collectively, as amended and supplemented by the Tenth Supplemental Indenture, dated as of June 30, 2007, providing for EPO as successor issuer, the “Base Indenture”), and in the case of the Senior Notes LL, the Senior Notes MM and the Senior Notes NN, the Twenty-Sixth Supplemental Indenture thereto (the “Twenty-Sixth Supplemental Indenture”) or, in the case of the Senior Notes II, the Twenty-Fourth Supplemental Indenture, dated as of March 18, 2013 (the “Twenty-Fourth Supplemental Indenture” and, together with the Twenty-Sixth Supplemental Indenture, the “Supplemental Indentures”). The terms of the Securities and the Supplemental Indentures are further described in the Prospectus under the captions “Description of the Notes” and “Description of Debt Securities,” which descriptions are incorporated herein by reference and filed herewith as Exhibit 99.2. Such descriptions do not purport to be complete and are qualified by reference to the Base Indenture, the Twenty-Fourth Supplemental Indenture, which is filed as Exhibit 4.3 hereto and incorporated herein by reference, and to the Twenty-Sixth Supplemental Indenture, which will be filed upon execution thereof.

On October 2, 2014, the Partnership issued a press release relating to the public offering of the Notes contemplated by the Underwriting Agreement. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated October 2, 2014, by and among Enterprise Products Partners L.P., Enterprise Products OLPGP, Inc. and Enterprise Products Operating LLC and Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, and J.P. Morgan Securities LLC, as Representatives of the several underwriters named on Schedule I thereto.

4.1	Indenture, dated as of October 4, 2004, among Enterprise Products Operating L.P., as Issuer, Enterprise Products Partners L.P., as Guarantor, and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.1 to Form 8-K filed October 6, 2004).

4.2	Tenth Supplemental Indenture, dated as of June 30, 2007, by and among Enterprise Products Operating LLC, as Issuer, Enterprise Products Partners L.P., as Parent Guarantor, and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.54 to Form 10-Q filed August 8, 2007).

4.3	Twenty-Fourth Supplemental Indenture, dated as of March 18, 2013, among Enterprise Products Operating LLC, as Issuer, Enterprise Products Partners L.P., as Guarantor, and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.3 to Form 8-K filed March 18, 2013).

99.1	Press Release dated October 2, 2014.

99.2	Description of the Notes and Description of Debt Securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE PRODUCTS PARTNERS L.P.

	By:	Enterprise Products Holdings LLC,
its General Partner

Date: October 7, 2014	By:	/s/ Michael J. Knesek
Michael J. Knesek
Senior Vice President, Controller and Principal Accounting Officer of the General Partner

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated October 2, 2014, by and among Enterprise Products Partners L.P., Enterprise Products OLPGP, Inc. and Enterprise Products Operating LLC and Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, and J.P. Morgan Securities LLC, as Representatives of the several underwriters named on Schedule I thereto.

4.1	Indenture, dated as of October 4, 2004, among Enterprise Products Operating L.P., as Issuer, Enterprise Products Partners L.P., as Guarantor, and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.1 to Form 8-K filed October 6, 2004).

4.2	Tenth Supplemental Indenture, dated as of June 30, 2007, by and among Enterprise Products Operating LLC, as Issuer, Enterprise Products Partners L.P., as Parent Guarantor, and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.54 to Form 10-Q filed August 8, 2007).

4.3	Twenty-Fourth Supplemental Indenture, dated as of March 18, 2013, among Enterprise Products Operating LLC, as Issuer, Enterprise Products Partners L.P., as Guarantor, and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.3 to Form 8-K filed March 18, 2013).

99.1	Press Release dated October 2, 2014.

99.2	Description of the Notes and Description of Debt Securities.